Exhibit 10.3

FIRST AMENDMENT

TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”), is made and entered into as of the 24th day of April, 2009, between FUND II AND FUND III ASSOCIATES, a Georgia general partnership (“Seller”), and BLW INTERESTS, L.P., a Texas limited partnership (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated as of March 27, 2009 (the “Agreement”), relating to the sale and purchase of certain improved real property commonly known as 2100 Space Park Drive, located in Nassau Bay, Harris County, Texas, being more particularly described in the Agreement; and

WHEREAS, Seller and Purchaser desire to modify and amend the Agreement as herein provided;

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

1.      Defined Terms. Capitalized terms used in this First Amendment but not defined herein shall have the same meaning given to such terms in the Agreement.

2.      Earnest Money. The Agreement is hereby modified by deleting from the first line of subparagraph 2.3(b) thereof the phrase which reads “On or before the expiration of the Inspection Period, if Purchaser does not terminate this Agreement in accordance herewith”, and inserting the following phrase in place of such deleted phrase: “At or before 5:00 P.M. local Houston, Texas (6:00 P.M. Atlanta, Georgia) time on April 27, 2009”.

3.      Inspection Period. Notwithstanding anything to the contrary set forth in the Agreement, or in any previous written notice from Purchaser to Seller regarding the extension of the Initial Inspection Period, Seller and Purchaser agree that the Inspection Period shall expire at 5:00 P.M. local Houston, Texas (6:00 P.M. Atlanta, Georgia) time on April 24, 2009.

4.      Additional Purchaser Credit. In addition to any other credits that Purchaser may be entitled to receive at Closing under the terms of the Agreement, Purchaser shall receive at Closing a credit against the Purchase Price in the amount of Three Thousand Four Hundred and No/100 Dollars ($3,400.00) (the “Work Credit”). Seller agrees to provide the Work Credit to Purchaser, and Purchaser agrees to accept the Work Credit, at Closing in full and complete satisfaction of the costs of certain work that Purchaser may elect to perform at the Property after Closing (the “Work”), as contemplated by the proposal attached hereto as Exhibit A and incorporated herein by this reference. Purchaser hereby waives and releases Seller and its partners and their respective officers, directors, shareholders, partners, agents, affiliates, employees and successors and assigns from and against any and all claims, obligations and liabilities arising out of or in connection with such Work, and out of or in connection with any condition existing at the Property giving rise to the Work proposal attached hereto as Exhibit A, except solely with respect to Seller’s obligation to provide the Work Credit to Purchaser at Closing. This Section 3 shall survive the Closing.

5.      Binding Effect. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This First Amendment shall be construed, interpreted and enforced under the laws of the State of Texas. Except as expressly modified herein, the Agreement shall remain in full force and effect, and, as modified herein, is expressly ratified and confirmed by the parties hereto.

6.      Counterparts. This First Amendment may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this First Amendment, the parties may execute and exchange counterparts of the signature pages by facsimile or e-mail, any such signature pages so exchanged shall be deemed originals for all purposes under this First Amendment, and the signature page of either party to any counterpart may be appended to any other counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

SELLER: FUND II AND FUND III ASSOCIATES, a Georgia general partnership, by its general partners

By:	Fund II and Fund II-OW Joint Venture, a Georgia general partnership, by its general partners

	By:	Wells Real Estate Fund II, a Georgia limited partnership, by its general partners

		By:	Wells Capital, Inc., a Georgia corporation, a general partner

By: /s/ Randall D. Fretz Name: Randall D. Fretz Title: Sr. Vice President

		By:	/s/ Randall D. Fretz Leo F. Wells, III, a general partner by and through Randall D. Fretz as attorney in fact

	By:	Wells Real Estate Fund II-OW, a Georgia limited partnership, by its general partners

		By:	Wells Capital, Inc., a Georgia corporation, a general partner

By: /s/ Randall D. Fretz Name: Randall D. Fretz Title: Sr. Vice President

		By:	/s/ Randall D. Fretz Leo F. Wells, III, a general partner by and through Randall D. Fretz as attorney in fact

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By:	Wells Real Estate Fund III, L.P., a Georgia limited partnership, by its general partners

	By:	Wells Capital, Inc., a Georgia corporation, a general partner

	By:	/s/ Randall D. Fretz Name: Randall D. Fretz Title: Sr. Vice President

	By:	/s/ Randall D. Fretz Leo F. Wells, III, a general partner by and through Randall D. Fretz as attorney in fact

PURCHASER: BLW INTERESTS, L.P., a Texas limited partnership

By:	BLW GP, LLC, a Texas limited liability company, its general partner

By: /s/ Jane L. Williams Name: Jane L. Williams Title: General Manager

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